UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)            May 8 , 2012

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 933-7000

N/A

(Former Name Or Former Address, If Changed Since Last Report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-      2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-      4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 7, 2012, the Board of Directors and Audit Committee of SunLink Health Systems, Inc., (“SunLink”, or the “Company”) concluded that the financial statements for the fiscal year ended June 30, 2011 and for the quarterly periods ended March 31, 2011, September 30, 2011 and December 31, 2011 should no longer be relied upon in light of the SEC’s requirement that Medicare and Medicaid incentive payments for implementation of electronic health records (“EHR”) technology be accounted for on the basis of the gain contingency accounting model rather than a grant based accounting model as employed by SunLink with respect to such payments in fiscal quarters ending prior to December 31, 2011. As a result, the Company is restating its financial statements for such periods.

In addition to the description contained in this Current Report on Form 8-K, the Company plans to file, as soon as practicable amendments to its annual report on Form 10-K for the fiscal year ended June 30, 2011, Form 10-Q for the quarterly period ended March 31, 2011, Form 10-Q for the quarterly period ended, September 30, 2011 and Form 10-Q for the quarterly period ended December 31, 2011. The Company further intends to include the effect of the adjustments described herein on each applicable periodic report filed by the Company subsequent to the date hereof.

The restatement of financial statements does not affect the amount or the timing of past or future Medicare and Medicaid incentive payments.

The facts surrounding the foregoing determination to restate the applicable financial statements due to the EHR payments are as follows:

The Health Information Technology for Economic and Clinical Health Act, promulgated as part of the American Recovery and Reinvestment Act of 2009, provides for Medicare and Medicaid incentive payments beginning in calendar year 2011 for eligible hospitals and professionals that implement and achieve meaningful use of certified electronic health record technology. Each of SunLink’s six hospitals and its formerly owned Chilton Medical Center (“Chilton”) registered for the program with CMS and, on April 18, 2011, all successfully attested compliance with Part I of the Medicare EHR incentive program for such first year. The Company has also successfully attested to the meaningful use requirements for Medicaid programs for its six hospitals as has Chilton, its formerly owned hospital in Alabama. The Company has the right to receive 75% of EHR received by Chilton under a 2011 sale agreement. The Company has received approximately $7,731,000 in Medicare EHR incentive funds and approximately $2,169,000 in Medicaid EHR incentive funds to date. The Company has also received approximately $790,000 Medicare EHR incentive funds and approximately $188,000 Medicaid EHR incentive funds to date from Chilton.

For Medicare and Medicaid EHR incentive payments prior to the quarter ended December 31, 2011, SunLink followed what it considered the existing accounting guidance and the Company utilized a grant accounting model to recognize these revenues. Under this accounting policy, EHR incentive payments were recognized as revenues when attestation that the EHR meaningful use criteria for the required period of time was demonstrated and were recognized ratably over the relevant cost report period to determine the amount of reimbursement. This accounting policy was specifically reviewed on several occasions in the past by the Company’s management and the Audit Committee of the Company’s Board of Directors. In addition, the Company’s use of the grant accounting model to recognize the income with respect to EHR incentive payments was believed to be consistent with the practices being used by other publicly held healthcare companies.

During the quarter ended December 31, 2011, SunLink became aware of what it understood to be the position of the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) regarding incentive reimbursement accounting for public companies. The Company gained such knowledge from its review of filings of other public companies and the issues analysis paper issued by the Healthcare Financial Management Association in December 2011. In light of what the Company understood were the Staff’s views, the Company elected to apply such interpretation of accounting for the EHR incentive reimbursement for future transactions beginning with the quarter ended December 31, 2011. Accordingly, the Company prospectively changed its recognition policy to a gain contingency accounting model income recognition of EHR incentive payments after October 1, 2011 based upon the Company’s understanding of the informal guidance provided by the SEC and certain other non-authoritative guidance. SunLink also is reclassifying the amounts previously reported as revenue as a line item in the Costs and Expense category of the Consolidated Statement of Earnings and Loss for previously reported periods presented in its Form 10-K for the fiscal year ended June 30, 2011 and in its Form 10-Qs for the quarters ended March 31, 2011, September 30, 2011 and December 31, 2011, respectively. Under the gain contingency accounting model, EHR incentive payments are recognized when all contingencies relating to the incentive payment have been satisfied and compliance with the EHR meaningful use criteria have been attested to. For recognition of Medicaid EHR incentive payments, this model does not differ from the Company’s previous model because Medicaid payments for the states in which the Company operates are based upon historical cost reports with no subsequent payment adjustment. However, for Medicare EHR incentive payments, recognition will be deferred until both the Medicare federal fiscal year during which EHR meaningful use was demonstrated ends and the cost report information utilized to determine the final amount of reimbursement is known.

On February 2, 2012, the Company received a letter from the Staff of the SEC with respect to the Staff’s review of, and comments on, the Company’s Form 10-K for the fiscal year ended June 30, 2011 (the “Form 10-K”) and the Company’s Form 10-Q for the fiscal quarter ended September 30, 2011 (the “Form 10-Q”). Following correspondence and other communications with the Staff, on April 24, 2012, SunLink received correspondence from the Staff asserting the Staff’s view that, among other things, the Company’s prior accounting for EHR incentive payments should have been on a gain contingency accounting model rather than the grant accounting model being utilized. Subsequent to the Company’s receipt of the Staff’s April 2012 letter and following additional consultation by management with the Company’s independent registered public accounting firm and the Audit Committee of the Company’s Board of Directors, SunLink concluded that, in light of the existing non-authoritative guidance and the Staff’s view, it will use the gain contingency accounting model for recognition of EHR payments rather than the grant accounting model in order for the Company’s financial statements to be reported in accordance with generally accepted accounting principles in the United States

(“GAAP”). Accordingly, management determined and the Audit Committee concurred that the Company should report on Form 8-K that the Company’s historical financial statements with respect to EHR incentive payments should no longer be relied upon and that the Company’s applicable periodic reports should be amended.

In connection with such restatements, the Company will also report a material weakness in its internal controls as based on the Public Company Accounting Oversight Board’s Auditing Standard No. 2, an “Audit of Internal Control over Financial Reporting Performed in Conjunction with Audit of Financial Statements,” restatement of financial statements in prior filings with the SEC is said to be a strong indicator of the existence of a “material weakness” in the design or operation of internal control over financial reporting. The Company has concluded that, because its historical financial statements required restatement as a result of the SEC Staff’s requirement that treatment of the EHR incentive payments be based upon the gain contingency accounting model, a material weakness could be said to have existed in the effectiveness of the Company’s internal controls to provide reasonable assurance that its accounting for EHR incentive payments was in accordance with GAAP as of the date of the Company’s annual report on Form 10-K for the period ended June 30, 2011, and as of the date of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2011, quarterly report on Form 10-Q for the period ended September 30, 2011, and quarterly report on Form 10-Q for the period ended December 31, 2011 and assuming it should have used the gain contingency accounting model, to this extent, its internal control over financial reporting may be said to not have been effective.

As a result of the foregoing, the previously issued financial statements of the Company for the period ended March 31, 2011, for the period ended June 30, 2011, for the period ended September 30, 2011 and for the period ended December 31, 2011, will be restated to account for EHR incentive payments utilizing the gain contingency accounting model. The Company believes that it has implemented procedures which will remediate for future periods any material weakness in internal controls relating to the accounting for EHR incentive payments.

In an unrelated matter, such amended reports will reflect the retroactive reclassification of financial information with respect to the reclassification of the Company’s Memorial Hospital of Adel to discontinued operations as a result of the Company’s decision in the quarter ended March 31, 2012 to sell such operations and the entry by the Company and its HealthMont of Georgia, Inc. subsidiary, on March 8, 2012, into an Asset Purchase Agreement by and among HealthMont of Georgia, Inc., SunLink and Hospital Authority of Tift County, Georgia (“Buyer”) effective as of March 1, 2012 (the “Adel Sale Agreement”) to sell substantially all of the assets of the Company’s owned Memorial Hospital of Adel and Memorial Convalescent Center (“Adel”) to the Buyer for approximately $8.3 million.

The Company’s management discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm. The Company intends to file its amended annual report on Form 10-K for the period ended June 30, 2011, amended quarterly report on Form 10-Q for the period ended March 31, 2011, amended quarterly report on Form 10-Q for the period ended September 30, 2011, and amended quarterly report on Form 10-Q for the period ended December 31, 2011, each of which will also include the information on the effect of the adjustment to the financial statements, contemporaneously with this Current Report on Form 8-K.

Below is a table which sets for the expected effects of the restatements for periods listed on certain line items within our previously reported financial statements. The adjustments to the financial statements shown in the table below are estimates only, are based on information available to the Company as of the date of this filing, are not yet final, and are subject to change based upon the finalization of the Company’s restatement of its historical financial statements as discussed above. The Company is working diligently to complete its review and analysis and to prepare its restated financial statements which, upon completion, will be provided to the Company’s independent registered public accounting firm to perform and complete the applicable audit or review processes necessary for the filing of the Company’s restated financial statements with the SEC.

(in thousands, except per share amounts)

Condensed Consolidated Statement of Earnings

and Loss

	Three Months Ended
	March 31, 2011	March 31, 2011
	Restated	Previously Reported
Net Revenues	$42,376	$52,028
Earnings (Loss) from continuing operations before income taxes	$(857)	$4,082
Earnings (Loss) from continuing operations	$(315)	$2,515
Earnings (Loss) from discontinued operations	$1	$168
Net Earnings (Loss)	$(314)	$2,683
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(0.04)	$0.31
Diluted	$(0.04)	$0.31
Discontinued Operations:
Basic	$-	$0.02
Diluted	$-	$0.02
Net Earnings (Loss):
Basic	$(0.04)	$0.33
Diluted	$(0.04)	$0.33

	Nine Months Ended
	March 31, 2011 Restated	March 31, 2011 Previously Reported
Net Revenues	$119,713	$137,947
Earnings (Loss) from continuing operations before income taxes	$(6,523)	$(1,934)
Earnings (Loss) from continuing operations	$(4,455)	$(1,849)
Earnings (Loss) from discontinued operations	$(393)	$(2)
Net Earnings (Loss)	$(4,848)	$(1,851)
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(0.55)	$(0.23)
Diluted	$(0.55)	$(0.23)
Discontinued Operations:
Basic	$(0.05)	$-
Diluted	$(0.05)	$-
Net Earnings (Loss):
Basic	$(0.60)	$(0.23)
Diluted	$(0.60)	$(0.23)

	Fiscal Year ended
	June 30, 2011	June 30, 2011
	Restated	Previously Reported
Net Revenues	$154,380	$181,161
Earnings (Loss) from continuing operations before income taxes	$(24,025)	$(16,159)
Earnings (Loss) from continuing operations	$(15,416)	$(10,552)
Earnings (Loss) from discontinued operations	$(687)	$(163)
Net Earnings (Loss)	$(16,103)	$(10,715)
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(1.90)	$(1.30)
Diluted	$(1.90)	$(1.30)
Discontinued Operations:
Basic	$(0.08)	$(0.02)
Diluted	$(0.08)	$(0.05)
Net Earnings (Loss):
Basic	$(1.99)	$(1.32)
Diluted	$(1.99)	$(1.32)

	Three Months Ended
	September 30, 2011 Restated	September 30, 2011 Previously Reported
Net Revenues	$35,517	$43,053
Earnings (Loss) from continuing operations before income taxes	$(2,020)	$(498)
Earnings (Loss) from continuing operations	$(1,251)	$(305)
Earnings (Loss) from discontinued operations	$(304)	$(13)
Net Earnings (Loss)	$(1,555)	$(318)
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(0.15)	$(0.04)
Diluted	$(0.15)	$(0.04)
Discontinued Operations:
Basic	$(0.04)	$-
Diluted	$(0.04)	$-
Net Earnings (Loss):
Basic	$(0.19)	$(0.04)
Diluted	$(0.19)	$(0.04)

	Three Months Ended
	December 31, 2011 Restated	December 31, 2011 Previously Reported
Net Revenues	$37,038	$41,231
Earnings (Loss) from continuing operations before income taxes	$(1,598)	$(2,382)
Earnings (Loss) from continuing operations	$(1,093)	$(1,586)
Earnings (Loss) from discontinued operations	$159	$(14)
Net Earnings (Loss)	$(934)	$(1,600)
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(0.12)	$(0.17)
Diluted	$(0.12)	$(0.17)

	Six Months Ended
	December 31, 2011 Restated	December 31, 2011 Previously Reported
Net Revenues	$72,555	$84,284
Earnings (Loss) from continuing operations before income taxes	$(3,618)	$(2,880)
Earnings (Loss) from continuing operations	$(2,344)	$(1,891)
Earnings (Loss) from discontinued operations	$(145)	$(27)
Net Earnings (Loss)	$(2,489)	$(1,918)
Earnings (Loss) per Share:
Continuing Operations:
Basic	$(0.25)	$(0.20)
Diluted	$(0.25)	$(0.20)
Discontinued Operations:
Basic	$(0.02)	$-
Diluted	$(0.02)	$-
Net Earnings (Loss):
Basic	$(0.27)	$(0.21)
Diluted	$(0.27)	$(0.21)

Item 8.01	Other Events.

On March 19, 2012, the Company entered into the Fourth Modification to its Credit Facility. The Fourth Modification contained, among other things, the consent by the lenders under the Credit Facility to allow the Company to enter into a loan (the “Callaway RDA loan”) the collateralized by the real estate and equipment of its HealthMont of Missouri LLC subsidiary Callaway Community Hospital in Fulton, Missouri.

On March 26, 2012, the Company, HealthMont of Missouri, LLC (“Borrower”), HealthMont LLC (“HLLC”) and a bank closed on the $5,000 Callaway RDA Loan dated as of March 16, 2012. HealthMont of Missouri, LLC owns and operates Callaway in Fulton, Missouri.

The Callaway RDA Loan has a term of 25 years with monthly payments of principal and interest (currently $24,000 per month) until repaid. The Callaway RDA Loan bears interest at a floating interest rate computed as the prime rate (as published in The Wall Street Journal) plus 2%. The Callaway RDA Loan is collateralized by Callaway’s real estate and equipment and is partially guaranteed under the U.S. Department of Agriculture, Rural Development Business and Industry Program. Approximately $3,250 of the Callaway RDA Loan proceeds was applied as payment against the Term Loan under the Company’s Credit Facility. Approximately $1,000 of the Callaway RDA Loan proceeds will be used to finance improvements, including providing an inpatient geriatric psychiatry unit at Callaway, with the remainder of the Callaway RDA Loan proceeds used for working capital and costs. The Callaway RDA Loan contains covenants which the Company believes are customary to similar loan agreements as well as certain financial covenants with respect to the Borrower’s Ratio of current assets to current liabilities and debt service coverage, all as defined in the Callaway RDA Loan Agreement, that the Borrower must maintain and that are measured at the end of each fiscal year. The Callaway RDA Loan is guaranteed by HLLC and the Company.

On May 3, 2012, the Company entered into the Fifth Modification to its Credit Facility. The Fifth Modification contained, among other things, the consent by the lenders under the Credit Facility to the Adel Sale Agreement and requires that the net proceeds of approximately $7,500 to the Company from the Adel Sale Agreement be applied to pay down the Term Loan under the Credit Facility.

On May 4, 2012, the Company entered into the Sixth Modification. The Sixth Modification was in response to, among other things, the requirement that Medicare and Medicaid EHR Incentive Payments be accounted under the gain contingency accounting model rather than the grant accounting model as described above and the expected resulting restatement of the Company’s financial statements. Pursuant to the Sixth Modification, the lenders under the Credit Facility, among other things, consented to the continuing computation of Medicare and Medicaid EHR Incentive Payments under the grant accounting model for purposes of computing compliance with the Company’s financial covenants under the Credit Facility notwithstanding such restatement of the Company’s financial statements and waived any noncompliance that may have resulted by reason of such restatement of the Company’s financial statements and prior use of the grant accounting model rather than the gain contingency accounting model.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits The following exhibits are filed with this report:

Exhibit 99.1 – Asset Purchase Agreement By and Among HealthMont of Georgia, Inc., SunLink Health Systems, Inc. and Hospital Authority of Tift County, Georgia dated as of March 1, 2012.

Exhibit 99.2 - Fourth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated March 19, 2012.

Exhibit 99.3 Fifth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated May 3, 2012.

Exhibit 99.4 Sixth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated May 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

Dated: May 8, 2012	By:	/s/ Mark J. Stockslager
Name: Mark J. Stockslager
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Asset Purchase Agreement By and Among HealthMont of Georgia, Inc., SunLink Health Systems, Inc. and Hospital Authority of Tift County, Georgia dated as of March 1, 2012.

99.2

Fourth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated March 19, 2012.

99.3

Fifth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated May 3, 2012.

99.4

Sixth Modification to Loan Documents between SunLink Health Systems, Inc., SunLink Healthcare LLC, Dexter Hospital LLC, Clanton Hospital LLC, Southern Health Corporation of Ellijay, Inc., Southern Health Corporation of Dahlonega, LLC, Southern Health Corporation of Houston, Inc., HealthMont of Georgia, Inc., HealthMont, LLC, HealthMont of Missouri, LLC, SunLink Services, Inc., SunLink ScriptsRX, LLC, Central Alabama Medical Associates, LLC, Dahlonega Clinic, LLC, Carmichael’s Cashway Pharmacy, Inc., Carmichael’s Nutritional Distributor, Inc., Breath of Life Home Health Equipment, Inc., and Chatham Credit Management III, LLC dated May 4, 2012.